UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2013
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO Properties, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2013, Apartment Investment and Management Company (“Aimco”) announced the promotion of John Bezzant to the position of Executive Vice President and Chief Investment Officer. Mr. Bezzant will also serve as Executive Vice President and Chief Investment Officer of AIMCO-GP, Inc., the general partner of Aimco's operating partnership, AIMCO Properties, L.P. (“Aimco OP”). Mr. Bezzant's promotion is effective July 30, 2013.

Mr. Bezzant, 50, joined Aimco in 2006 as Senior Vice President - Redevelopment. Mr. Bezzant was promoted to Executive Vice President - Transactions in January 2011. In his role as Executive Vice President and Chief Investment Officer, Mr. Bezzant will continue to be responsible for portfolio management, including dispositions, acquisitions and other capital investments, and he will add redevelopment to these responsibilities. Prior to joining Aimco, Mr. Bezzant spent more than 20 years with Prologis, Inc. and Catellus Development Corporation in a variety of executive positions, including those with responsibility for transactions, fund management, asset management, leasing, and operations.

Mr. Bezzant has no family relationship with any director, executive officer, or any person nominated or chosen by Aimco or Aimco OP to become a director or executive officer of Aimco or Aimco OP.

Aimco has agreed to pay Mr. Bezzant a base salary of $350,000 per year. Mr. Bezzant's target short-term incentive amount will be $350,000, which is payable in cash and which will be pro-rated for 2013. Both Aimco's performance and Mr. Bezzant's individual performance will determine the amount paid for short term incentive compensation, and such amount may be more than or less than this target amount. Mr. Bezzant's target long term incentive amount will be $500,000, which may be paid in restricted stock, stock options or deferred cash, or in a combination of the preceding to be determined in Aimco's discretion. Aimco total stockholder return will determine a portion of the amount awarded for long-term incentive compensation and the vesting of such award may be both time-based and also based, in part, on achieving specific objectives. Further, in connection with his promotion, Aimco granted Mr. Bezzant a deferred cash award of $125,000 that will vest ratably over a four-year period beginning August 1, 2014, provided that certain redevelopment milestones are achieved.

Except for Mr. Bezzant's employment arrangements, there have not been any transactions, nor are there any currently proposed transactions, to which Aimco or Aimco OP or any of their subsidiaries was or is to be a party in which Mr. Bezzant had, or will have, a direct or indirect material interest.

A copy of Aimco's press release, dated August 1, 2013, is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit Number        Description

99.1            Aimco Press Release dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 1, 2013

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Ernest M. Freedman
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Ernest M. Freedman
Executive Vice President and Chief Financial Officer

AIMCO Properties, L.P.
By: AIMCO-GP, Inc., its General Partner

/s/ Ernest M. Freedman
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Ernest M. Freedman
Executive Vice President and Chief Financial Officer